UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-3694

                    Oppenheimer Gold & Special Minerals Fund
                    ----------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                    Date of reporting period: June 30, 2005
                                              -------------

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Newmont Mining Corp. (Holding Co.)                                          6.8%
--------------------------------------------------------------------------------
Glamis Gold Ltd.                                                            5.7
--------------------------------------------------------------------------------
AngloGold Ashanti Ltd., Sponsored ADR                                       5.5
--------------------------------------------------------------------------------
Placer Dome, Inc.                                                           5.3
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B                                 4.7
--------------------------------------------------------------------------------
Ivanhoe Mines Ltd.                                                          4.2
--------------------------------------------------------------------------------
IAMGOLD Corp.                                                               4.2
--------------------------------------------------------------------------------
Companhia de Minas Buenaventura SA, Sponsored ADR, B Shares                 3.9
--------------------------------------------------------------------------------
Meridian Gold, Inc.                                                         3.5
--------------------------------------------------------------------------------
Barrick Gold Corp.                                                          3.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2005, and are based on net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Canada             54.4%

United States      20.9

South Africa       13.5

Peru                3.9

Australia           2.6

Cayman Islands      1.4

United Kingdom      1.1

China               0.9

Ireland             0.8

Hong Kong           0.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2005, and are based on total market value of investments.
--------------------------------------------------------------------------------


                  8 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JUNE 30, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Over the 12-month period ended June 30, 2005, the Fund delivered positive returns. The Fund's performance was driven primarily by the price of gold, which proved volatile during the period, but which significantly rose on average, and which ended the period at historically high levels.

     Throughout the period, we generally maintained the Fund's focus on large, mature companies with strong balance sheets, relatively low operational costs and highly liquid shares, such as Placer Dome, Inc., and First Quantum Minerals Ltd. At the same time, we remained sensitive to the value of the stocks in which we invested, seeking attractively priced issues we believe are well positioned to experience significant growth. For example, we added to the Fund's holdings of Newmont Mining Corp. when a typical, short-term revenue shortfall caused the stock's price to decline. Similarly, we added to our holdings of Glamis Gold Ltd. when a failed bid to acquire a competitor knocked the stock lower. In both cases, we saw no fundamental, long-term change in either company's prospects. The Fund benefited when both recovered during the reporting period.

     The Fund diversified its assets by also investing in certain carefully selected small-to-intermediate gold exploration and production companies with experienced management, good reserves and solid financial resources. One of our largest such positions, in Ivanhoe Mines Ltd., rose on the strength of successful exploration activity, the value of which we verified with independent analysts. Another position in a relatively small company, Royal Gold, Inc., climbed in response to rising royalty revenues derived from leasing its rights to mine various U.S. properties.

     On the other hand, the Fund allocated a relatively small percentage of assets to other metals and industrial minerals. In general, such investments had little impact on the Fund's performance during the period. We believe that current conditions tend to favor gold over other metals and minerals in our investment universe. At the same time, we remain watchful for developments that might lead us to reallocate the Fund's assets among our various areas of investment.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 2005. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of the classes on November 1, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance


                  9 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

     The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchange of 20 countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  10 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Gold & Special Minerals Fund (Class A)

      Morgan Stanley Capital International (MSCI) World Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Oppenheimer Gold & Special
                                   Minerals Fund (Class A)      MSCI World Index
     06/30/1995                          9,425                     10,000
     09/30/1995                          9,677                     10,571
     12/31/1995                          9,186                     11,087
     03/31/1996                         10,458                     11,552
     06/30/1996                          9,938                     11,900
     09/30/1996                          9,847                     12,072
     12/31/1996                          9,747                     12,639
     03/31/1997                          9,409                     12,689
     06/30/1997                          8,924                     14,614
     09/30/1997                          9,079                     15,046
     12/31/1997                          6,636                     14,690
     03/31/1998                          7,350                     16,809
     06/30/1998                          6,226                     17,166
     09/30/1998                          6,629                     15,123
     12/31/1998                          6,550                     18,332
     03/31/1999                          6,465                     19,002
     06/30/1999                          6,975                     19,926
     09/30/1999                          8,271                     19,646
     12/31/1999                          7,559                     22,977
     03/31/2000                          6,460                     23,230
     06/30/2000                          6,359                     22,423
     09/30/2000                          6,063                     21,312
     12/31/2000                          6,417                     20,009
     03/31/2001                          6,224                     17,453
     06/30/2001                          7,351                     17,937
     09/30/2001                          7,270                     15,372
     12/31/2001                          7,683                     16,703
     03/31/2002                          9,932                     16,807
     06/30/2002                         10,407                     15,266
     09/30/2002                          9,948                     12,473
     12/31/2002                         10,946                     13,439
     03/31/2003                          9,403                     12,775
     06/30/2003                         10,860                     14,978
     09/30/2003                         13,695                     15,718
     12/31/2003                         17,476                     17,977
     03/31/2004                         16,624                     18,466
     06/30/2004                         14,109                     18,658
     09/30/2004                         16,240                     18,489
     12/31/2004                         16,723                     20,718
     03/31/2005                         16,444                     20,511
     06/30/2005                         16,436                     20,634

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 6/30/05

1-Year  9.79%   5-Year  19.49%   10-Year  5.09%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, LIFE AND 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER PERFORMANCE INFORMATION.


                  11 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Gold & Special Minerals Fund (Class B)

      Morgan Stanley Capital International (MSCI) World Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                                 Oppenheimer Gold & Special
                                   Minerals Fund (Class B)      MSCI World Index
     11/01/1995                         10,000                     10,000
     12/31/1995                         10,615                     10,654
     03/31/1996                         12,049                     11,100
     06/30/1996                         11,425                     11,434
     09/30/1996                         11,296                     11,600
     12/31/1996                         11,158                     12,145
     03/31/1997                         10,753                     12,193
     06/30/1997                         10,170                     14,042
     09/30/1997                         10,332                     14,457
     12/31/1997                          7,547                     14,115
     03/31/1998                          8,340                     16,152
     06/30/1998                          7,045                     16,495
     09/30/1998                          7,490                     14,531
     12/31/1998                          7,377                     17,615
     03/31/1999                          7,271                     18,259
     06/30/1999                          7,830                     19,146
     09/30/1999                          9,271                     18,878
     12/31/1999                          8,455                     22,079
     03/31/2000                          7,208                     22,322
     06/30/2000                          7,085                     21,546
     09/30/2000                          6,740                     20,479
     12/31/2000                          7,127                     19,227
     03/31/2001                          6,893                     16,771
     06/30/2001                          8,130                     17,236
     09/30/2001                          8,030                     14,771
     12/31/2001                          8,474                     16,050
     03/31/2002                         10,955                     16,150
     06/30/2002                         11,479                     14,670
     09/30/2002                         10,973                     11,985
     12/31/2002                         12,074                     12,914
     03/31/2003                         10,372                     12,276
     06/30/2003                         11,979                     14,393
     09/30/2003                         15,106                     15,104
     12/31/2003                         19,277                     17,274
     03/31/2004                         18,337                     17,744
     06/30/2004                         15,563                     17,929
     09/30/2004                         17,913                     17,767
     12/31/2004                         18,446                     19,908
     03/31/2005                         18,139                     19,709
     06/30/2005                         18,129                     19,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 6/30/05

1-Year  10.56%   5-Year  19.79%   Since Inception (11/1/95)  6.35%


                  12 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Gold & Special Minerals Fund (Class C)

      Morgan Stanley Capital International (MSCI) World Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Oppenheimer Gold & Special
                                   Minerals Fund (Class C)      MSCI World Index
     11/01/1995                         10,000                     10,000
     12/31/1995                         10,615                     10,654
     03/31/1996                         12,057                     11,100
     06/30/1996                         11,441                     11,434
     09/30/1996                         11,312                     11,600
     12/31/1996                         11,174                     12,145
     03/31/1997                         10,769                     12,193
     06/30/1997                         10,194                     14,042
     09/30/1997                         10,348                     14,457
     12/31/1997                          7,555                     14,115
     03/31/1998                          8,348                     16,152
     06/30/1998                          7,061                     16,495
     09/30/1998                          7,506                     14,531
     12/31/1998                          7,401                     17,615
     03/31/1999                          7,287                     18,259
     06/30/1999                          7,846                     19,146
     09/30/1999                          9,296                     18,878
     12/31/1999                          8,478                     22,079
     03/31/2000                          7,231                     22,322
     06/30/2000                          7,107                     21,546
     09/30/2000                          6,763                     20,479
     12/31/2000                          7,140                     19,227
     03/31/2001                          6,914                     16,771
     06/30/2001                          8,153                     17,236
     09/30/2001                          8,044                     14,771
     12/31/2001                          8,482                     16,050
     03/31/2002                         10,945                     16,150
     06/30/2002                         11,452                     14,670
     09/30/2002                         10,919                     11,985
     12/31/2002                         12,000                     12,914
     03/31/2003                         10,287                     12,276
     06/30/2003                         11,868                     14,393
     09/30/2003                         14,934                     15,104
     12/31/2003                         19,023                     17,274
     03/31/2004                         18,057                     17,744
     06/30/2004                         15,298                     17,929
     09/30/2004                         17,583                     17,767
     12/31/2004                         18,059                     19,908
     03/31/2005                         17,731                     19,709
     06/30/2005                         17,691                     19,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 6/30/05

1-Year  14.64%   5-Year  20.01%   Since Inception (11/1/95)  6.08%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, LIFE AND 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER PERFORMANCE INFORMATION.


                  13 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Gold & Special Minerals Fund (Class N)

      Morgan Stanley Capital International (MSCI) World Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Oppenheimer Gold & Special
                                   Minerals Fund (Class N)      MSCI World Index
     03/01/2001                         10,000                     10,000
     03/31/2001                          9,199                      9,345
     06/30/2001                         10,856                      9,604
     09/30/2001                         10,724                      8,231
     12/31/2001                         11,303                      8,944
     03/31/2002                         14,626                      8,999
     06/30/2002                         15,304                      8,174
     09/30/2002                         14,626                      6,678
     12/31/2002                         16,083                      7,196
     03/31/2003                         13,810                      6,840
     06/30/2003                         15,943                      8,020
     09/30/2003                         20,080                      8,416
     12/31/2003                         25,599                      9,625
     03/31/2004                         24,339                      9,887
     06/30/2004                         20,630                      9,990
     09/30/2004                         23,733                      9,900
     12/31/2004                         24,406                     11,093
     03/31/2005                         23,981                     10,982
     06/30/2005                         23,954                     11,048

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 6/30/05

1-Year  15.11%   5-Year  N/A   Since Inception (3/1/01)  22.35%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, LIFE AND 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 15 FOR FURTHER PERFORMANCE INFORMATION.


                  14 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS AND THE ENDING ACCOUNT VALUES IN THE GRAPHS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. The ending account value shown in the graph is net of the applicable 1% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.


                  15 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES
--------------------------------------------------------------------------------

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  16 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to


                  17 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES
--------------------------------------------------------------------------------

exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                        BEGINNING    ENDING       EXPENSES
                                        ACCOUNT      ACCOUNT      PAID DURING
                                        VALUE        VALUE        6 MONTHS ENDED
                                        (1/1/05)     (6/30/05)    JUNE 30, 2005
--------------------------------------------------------------------------------
Class A Actual                          $ 1,000.00   $   982.80   $  6.16
--------------------------------------------------------------------------------
Class A Hypothetical                      1,000.00     1,018.60      6.28
--------------------------------------------------------------------------------
Class B Actual                            1,000.00       979.10     10.01
--------------------------------------------------------------------------------
Class B Hypothetical                      1,000.00     1,014.73     10.19
--------------------------------------------------------------------------------
Class C Actual                            1,000.00       979.60      9.77
--------------------------------------------------------------------------------
Class C Hypothetical                      1,000.00     1,014.98      9.94
--------------------------------------------------------------------------------
Class N Actual                            1,000.00       981.50      7.69
--------------------------------------------------------------------------------
Class N Hypothetical                      1,000.00     1,017.06      7.83

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended June 30, 2005 are as follows:

CLASS                EXPENSE RATIOS
-----------------------------------
Class A                   1.25%
-----------------------------------
Class B                   2.03
-----------------------------------
Class C                   1.98
-----------------------------------
Class N                   1.56

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                  18 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS  June 30, 2005
--------------------------------------------------------------------------------

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--101.4%
--------------------------------------------------------------------------------
ENERGY--0.6%
--------------------------------------------------------------------------------
OIL & GAS--0.6%
Cameco Corp. 1                                           50,000   $   2,237,500
--------------------------------------------------------------------------------
MATERIALS--100.8%
--------------------------------------------------------------------------------
METALS & MINING--100.8%
Agnico-Eagle
Mines Ltd.                                              680,900       8,579,340
--------------------------------------------------------------------------------
Allegheny
Technologies, Inc. 1                                    140,000       3,088,400
--------------------------------------------------------------------------------
Anglo American
Platinum Corp. Ltd.                                      28,673         582,237
--------------------------------------------------------------------------------
Anglo Platinum Ltd.                                      95,626       4,264,592
--------------------------------------------------------------------------------
AngloGold Ashanti
Ltd., Sponsored ADR 1                                   551,293      19,697,699
--------------------------------------------------------------------------------
Apex Silver Mines Ltd. 2                                377,000       5,179,980
--------------------------------------------------------------------------------
Barrick Gold Corp. 1                                    461,900      11,561,357
--------------------------------------------------------------------------------
Bema Gold Corp. 2,3                                   2,270,000       5,425,300
--------------------------------------------------------------------------------
Cambior, Inc. 2                                          60,000         130,800
--------------------------------------------------------------------------------
Celtic Resources
Holdings plc 2                                          440,000       3,074,553
--------------------------------------------------------------------------------
Centerra Gold, Inc. 2                                   420,800       6,663,010
--------------------------------------------------------------------------------
China Shenhua
Energy Co. Ltd. 2                                     3,000,000       2,895,380
--------------------------------------------------------------------------------
Coeur d'Alene
Mines Corp. 2                                         1,295,500       4,702,665
--------------------------------------------------------------------------------
Companhia de Minas
Buenaventura SA,
Sponsored ADR 1                                         610,000      14,023,900
--------------------------------------------------------------------------------
Crystallex
International Corp. 2                                    90,000         324,000
--------------------------------------------------------------------------------
Eldorado Gold Corp. 2                                   580,000       1,538,524
--------------------------------------------------------------------------------
Eldorado Gold Corp. 2                                 1,440,600       3,821,376
--------------------------------------------------------------------------------
First Quantum
Minerals Ltd.                                           509,900       8,993,584
--------------------------------------------------------------------------------
Freeport-McMoRan
Copper & Gold,
Inc., Cl. B 1                                           450,000      16,848,000
--------------------------------------------------------------------------------
Fujian Zijin Mining
Industry Co. Ltd.                                     7,600,000       1,662,342
--------------------------------------------------------------------------------
Glamis Gold Ltd. 1,2                                  1,178,000      20,273,380

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Gold Fields Ltd.,
Sponsored ADR                                           830,000   $   9,420,500
--------------------------------------------------------------------------------
Goldcorp, Inc.                                           15,600         248,159
--------------------------------------------------------------------------------
Goldcorp, Inc.                                          600,000       9,544,564
--------------------------------------------------------------------------------
Goldcorp, Inc.                                          530,000       8,363,400
--------------------------------------------------------------------------------
Golden Star
Resources Ltd. 2                                      2,062,800       6,394,680
--------------------------------------------------------------------------------
Harmony Gold
Mining Co. Ltd.,
Sponsored ADR                                           963,000       8,243,280
--------------------------------------------------------------------------------
Hecla Mining Co. 2                                      670,000       3,055,200
--------------------------------------------------------------------------------
IAMGOLD Corp. 4                                       2,181,000      14,874,420
--------------------------------------------------------------------------------
IAMGOLD Corp. 4                                         150,000       1,012,488
--------------------------------------------------------------------------------
Impala Platinum
Holdings Ltd.                                            77,934       6,998,323
--------------------------------------------------------------------------------
Ivanhoe Mines Ltd. 1,2                                1,928,000      14,980,560
--------------------------------------------------------------------------------
Kinross Gold Corp. 2                                  1,875,290      11,439,269
--------------------------------------------------------------------------------
Meridian Gold, Inc. 2                                   383,900       6,893,405
--------------------------------------------------------------------------------
Meridian Gold, Inc. 1,2                                 700,000      12,600,000
--------------------------------------------------------------------------------
Newcrest Mining Ltd.                                    714,850       9,463,430
--------------------------------------------------------------------------------
Newmont Mining
Corp. (Holding Co.) 1                                   624,005      24,354,915
--------------------------------------------------------------------------------
Northern Orion
Resources, Inc. 2                                       860,000       2,119,817
--------------------------------------------------------------------------------
NovaGold
Resources, Inc. 2                                       870,000       6,638,100
--------------------------------------------------------------------------------
Pan American
Silver Corp. 1,2                                        280,000       4,141,200
--------------------------------------------------------------------------------
Peter Hambro
Mining plc 2                                            350,000       4,025,129
--------------------------------------------------------------------------------
Placer Dome, Inc. 1                                   1,227,300      18,875,874
--------------------------------------------------------------------------------
Randgold Resources
Ltd., ADR 1,2                                           595,800       8,376,948
--------------------------------------------------------------------------------
Royal Gold, Inc. 1                                      550,000      11,066,000
--------------------------------------------------------------------------------
Shore Gold, Inc. 2                                      150,000         599,902
--------------------------------------------------------------------------------
Stillwater Mining Co. 2                                 305,300       2,265,326
--------------------------------------------------------------------------------
Virginia Gold Mines,
Inc. 2                                                   30,000         157,199
--------------------------------------------------------------------------------
Western Silver Corp. 2                                  435,000       3,784,500


                  19 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Yamana Gold, Inc. 2                                   1,619,600   $   5,882,484
                                                                  --------------
                                                                    359,149,491
                                                                  --------------

Total Common Stocks
(Cost $318,506,512)                                                 361,386,991
                                                                  --------------

                                                          UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
Eldorado Gold Corp.
Wts., Exp. 8/25/05 2                                    240,000           5,312
--------------------------------------------------------------------------------
Nevsun Resources Ltd.
Wts., Exp. 12/19/08 2                                    70,000          11,914
                                                                  --------------
Total Rights, Warrants and
Certificates (Cost $117,814)                                             17,226

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.6%
--------------------------------------------------------------------------------
Undivided interest of 0.20% in joint
repurchase agreement (Principal Amount/
Value $1,064,446,000, with a maturity
value of $1,064,540,617) with UBS Warburg
LLC, 3.20%, dated 6/30/05, to be repurchased
at $2,161,192 on 7/1/05, collateralized by
Federal Home Loan Mortgage Corp.,
5.50%, 2/1/35, with a value
of $1,087,273,837
(Cost $2,161,000)                                   $ 2,161,000   $   2,161,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $320,785,326)                                       102.0%    363,565,217
--------------------------------------------------------------------------------
LIABILITIES
IN EXCESS OF
OTHER ASSETS                                               (2.0)     (7,148,867)
                                                    ----------------------------
NET ASSETS                                                100.0%  $ 356,416,350
                                                    ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                     CONTRACTS   EXPIRATION    EXERCISE     PREMIUM        VALUE
                               SUBJECT TO CALL        DATES       PRICE    RECEIVED   SEE NOTE 1
------------------------------------------------------------------------------------------------
Alleghany Technologies, Inc.             1,400     10/24/05   $   25.00   $ 149,494   $  147,000
AngloGold Ashanti Ltd.,
Sponsored ADR                            1,000     10/24/05       40.00     102,996       70,000
Barrick Gold Corp.                       1,500     10/24/05       25.00     174,918      232,500
Cameco Corp.                               500     12/19/05       45.00     168,493      255,000
Companhia de Minas
Buenaventura SA,
Sponsored ADR                              500      9/19/05       22.50      37,100       72,500
Companhia de Minas
Buenaventura SA,
Sponsored ADR                               52     12/19/05       25.00       4,848        4,680
Companhia de Minas
Buenaventura SA,
Sponsored ADR                              500     12/19/05       22.50      53,598      107,500
Freeport-McMoRan
Copper & Gold, Inc., Cl.B                1,000      1/23/06       40.00     205,741      255,000
Freeport-McMoRan
Copper & Gold, Inc., Cl.B                1,000     11/21/05       40.00     164,493      225,000
Freeport-McMoRan
Copper & Gold, Inc., Cl.B                  500     11/21/05       45.00      40,748       37,500
Glamis Gold Ltd.                         1,000     11/21/05       20.00      58,997       65,000
Glamis Gold Ltd.                         1,000     11/21/05       17.50      95,496      135,000


                  20 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                     CONTRACTS   EXPIRATION    EXERCISE     PREMIUM         VALUE
                               SUBJECT TO CALL        DATES       PRICE    RECEIVED    SEE NOTE 1
-------------------------------------------------------------------------------------------------
Ivanhoe Mines Ltd.                         500     12/19/05       10.00      26,124        10,000
Meridian Gold, Inc.                      1,000     10/24/05       20.00      86,116        95,000
Newmont Mining Corp.
(Holding Co.)                            1,500      9/19/05       42.50     182,992       127,500
Newmont Mining Corp.
(Holding Co.)                              500     12/19/05       40.00      80,997       137,500
Newmont Mining Corp.
(Holding Co.)                            1,500     12/19/05       45.00     153,108       172,500
Pan American Silver
Corp.                                    1,000     10/24/05       17.50      93,996        40,000
Placer Dome, Inc.                        1,000     12/19/05       15.00      87,621       170,000
Placer Dome, Inc.                        1,000     12/19/05       17.50      38,998        80,000
Randgold Resources
Ltd., ADR                                  500      9/19/05       12.50      53,498        95,000
Randgold Resources
Ltd., ADR                                  500     12/19/05       15.00      67,247        65,000
Royal Gold, Inc.                           500      1/23/06       20.00      80,996       122,500
Royal Gold, Inc.                         1,000      7/18/05       20.00     102,761        60,000
Royal Gold, Inc.                         1,000     10/24/05       20.00      87,256       170,000
                                                                         ------------------------
                                                                         $2,398,632    $2,951,680
                                                                         ========================

2. Non-income producing security.

3. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                       CONTRACTS   EXPIRATION    EXERCISE      PREMIUM       VALUE
                                  SUBJECT TO PUT        DATES       PRICE     RECEIVED  SEE NOTE 1
--------------------------------------------------------------------------------------------------
Alpha Natural Resources, Inc.                500      9/19/05   $   22.50    $  75,972    $ 52,500
AngloGold Ashanti Ltd.,
Sponsored ADR                                500      1/23/06       25.00       49,498       5,000
AngloGold Ashanti Ltd.,
Sponsored ADR                                500     10/24/05       30.00       65,247      20,000
Barrick Gold Corp.                         1,000      1/23/06       17.50       27,749          --
Companhia Vale do Rio Doce, ADR            1,000      9/19/05       22.50       70,042          --
Companhia Vale do Rio Doce, ADR              500     12/19/05       22.50       60,922      25,000
Falconbridge Ltd.                            500      9/19/05       17.50       73,497      40,000
Freeport-McMoRan
Copper & Gold, Inc., Cl. B                   500      1/23/06       30.00      133,494      57,500
Glamis Gold Ltd.                             500      8/22/05       15.00       49,498       7,500
Gold Fields Ltd., Sponsored ADR              500      1/23/06       10.00       31,999      17,500
Goldcorp, Inc.                               500      7/18/05       15.00       48,498       5,000
Golden Star Resources Ltd.                 2,000      8/22/05        2.50       45,999      30,000
IAMGOLD Corp.                                500      9/19/05        7.50       68,747      42,500
Ivanhoe Mines Ltd.                           500      7/18/05        7.50       26,999          --
Ivanhoe Mines Ltd.                         1,000     12/19/05        7.50      163,243      65,000
Silver Standard                              500      9/19/05       12.50       59,447      67,500
Resources, Inc.
Stillwater Mining Co.                        417      7/18/05       10.00       32,984     104,250
Stillwater Mining Co.                        430      7/18/05       12.50       70,819     210,700
Western Silver Corp.                         500      9/19/05        7.50       49,498      15,000
                                                                            ----------------------
                                                                            $1,204,152    $764,950
                                                                            ======================

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.


                  21 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                           VALUE      PERCENT
--------------------------------------------------------------------------------
Canada                                                 $197,791,418        54.4%
United States                                            75,918,454        20.9
South Africa                                             49,206,631        13.5
Peru                                                     14,023,900         3.9
Australia                                                 9,463,430         2.6
Cayman Islands                                            5,179,980         1.4
United Kingdom                                            4,025,129         1.1
China                                                     3,219,380         0.9
Ireland                                                   3,074,553         0.8
Hong Kong                                                 1,662,342         0.5
                                                       -------------------------
Total                                                  $363,565,217       100.0%
                                                       =========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  22 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES  June 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $320,785,326)--see
accompanying statement of investments                             $ 363,565,217
--------------------------------------------------------------------------------
Cash                                                                     37,519
--------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                     2,928
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                      1,920,281
Shares of beneficial interest sold                                      746,462
Interest and dividends                                                   17,408
Other                                                                    11,029
                                                                  --------------
Total assets                                                        366,300,844

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Options written, at value (premiums received $3,602,784)
--see accompanying statement of investments                           3,716,630
--------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                        12
--------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                4,218,048
Investments purchased                                                 1,527,878
Distribution and service plan fees                                      205,292
Shareholder communications                                               71,435
Transfer and shareholder servicing agent fees                            68,667
Trustees' compensation                                                   33,037
Other                                                                    43,495
                                                                  --------------
Total liabilities                                                     9,884,494

--------------------------------------------------------------------------------
NET ASSETS                                                        $ 356,416,350
                                                                  ==============

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Paid-in capital                                                   $ 294,513,628
--------------------------------------------------------------------------------
Accumulated net investment loss                                        (435,509)
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions                                                19,671,232
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities denominated in
foreign currencies                                                   42,666,999
                                                                  --------------
NET ASSETS                                                        $ 356,416,350
                                                                  ==============


                  23 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $232,701,632 and 12,739,166
shares of beneficial interest outstanding)                            $   18.27
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                              $   19.38
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share
(based on net assets of $60,390,827 and 3,392,999 shares of
beneficial interest outstanding)                                      $   17.80
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share
(based on net assets of $57,431,217 and 3,232,419 shares of
beneficial interest outstanding)                                      $   17.77
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share
(based on net assets of $5,892,674 and 326,801 shares of
beneficial interest outstanding)                                      $   18.03

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  24 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS  For the Year Ended June 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $144,267)            $ 3,675,452
--------------------------------------------------------------------------------
Interest                                                                118,361
                                                                    ------------
Total investment income                                               3,793,813

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       2,595,115
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 551,561
Class B                                                                 602,291
Class C                                                                 548,503
Class N                                                                  23,942
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 504,352
Class B                                                                 141,472
Class C                                                                 107,211
Class N                                                                  12,855
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  71,377
Class B                                                                  23,430
Class C                                                                  15,086
Class N                                                                   1,489
--------------------------------------------------------------------------------
Custodian fees and expenses                                              50,918
--------------------------------------------------------------------------------
Trustees' compensation                                                   16,403
--------------------------------------------------------------------------------
Other                                                                    56,786
                                                                    ------------
Total expenses                                                        5,322,791
Less reduction to custodian expenses                                     (4,324)
Less waivers and reimbursements of expenses                                 (17)
                                                                    ------------
Net expenses                                                          5,318,450

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,524,637)


                  25 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                        $ 21,494,318
Closing and expiration of option contracts written                    5,747,517
Foreign currency transactions                                         6,026,770
                                                                   -------------
Net realized gain                                                    33,268,605
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                          23,701,113
Translation of assets and liabilities denominated in foreign
currencies                                                           (4,379,225)
Option contracts                                                       (400,657)
                                                                   -------------
Net change in unrealized appreciation                                18,921,231

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 50,665,199
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  26 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------
Net investment loss                                         $  (1,524,637)   $ (1,973,393)
------------------------------------------------------------------------------------------
Net realized gain                                              33,268,605      48,604,521
------------------------------------------------------------------------------------------
Net change in unrealized appreciation                          18,921,231       4,999,790
                                                            ------------------------------
Net increase in net assets resulting from operations           50,665,199      51,630,918

------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                        (5,466,709)     (7,773,469)
Class B                                                          (900,312)     (2,018,639)
Class C                                                          (919,502)     (1,584,832)
Class N                                                           (88,623)       (111,401)
------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                       (12,254,008)     (4,608,810)
Class B                                                        (3,131,452)     (1,416,397)
Class C                                                        (2,879,452)     (1,068,266)
Class N                                                          (226,219)        (67,330)

------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                         9,783,920      54,822,865
Class B                                                          (624,379)      7,547,612
Class C                                                         5,940,517      17,117,407
Class N                                                         1,728,860       2,392,497

------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------
Total increase                                                 41,627,840     114,862,155
------------------------------------------------------------------------------------------
Beginning of period                                           314,788,510     199,926,355
                                                            ------------------------------
End of period (including accumulated net investment
loss of $435,509 and $134,806, respectively)                $ 356,416,350    $314,788,510
                                                            ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  27 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED JUNE 30,                             2005             2004             2003           2002            2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    16.89        $   13.79        $   13.37      $    9.91        $   8.80
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.03) 1          (.07) 1           .07            .19             .14
Net realized and unrealized gain                         2.79             4.37 1            .50           3.74            1.20
                                                   ------------------------------------------------------------------------------
Total from investment operations                         2.76             4.30              .57           3.93            1.34
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.43)            (.75)            (.15)          (.47)           (.23)
Distributions from net realized gain                     (.95)            (.45)              --             --              --
                                                   ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.38)           (1.20)            (.15)          (.47)           (.23)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    18.27        $   16.89        $   13.79      $   13.37        $   9.91
                                                   ==============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      16.49%           29.93%            4.35% 3       41.56%          15.60%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $  232,702        $ 206,696        $ 131,183      $ 117,794        $ 57,294
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $  232,401        $ 195,859        $ 128,266      $  76,482        $ 54,347
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                            (0.18)%          (0.40)%           0.46%          0.34%           1.82%
Total expenses                                           1.26% 5,6        1.27% 5,6        1.40% 5        1.45% 5,6       1.34% 5
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    81%             108%             134%            60%             25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 4.28%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  28 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS B  YEAR ENDED JUNE 30,                             2005            2004            2003            2002           2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    16.48        $  13.50        $  13.10      $     9.73        $  8.63
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.17) 1         (.21) 1         (.01)            .16            .09
Net realized and unrealized gain                         2.71            4.28 1           .47            3.62           1.16
                                                   ----------------------------------------------------------------------------
Total from investment operations                         2.54            4.07             .46            3.78           1.25
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.27)           (.64)           (.06)           (.41)          (.15)
Distributions from net realized gain                     (.95)           (.45)             --              --             --
                                                   ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (1.22)          (1.09)           (.06)           (.41)          (.15)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    17.80        $  16.48        $  13.50      $    13.10        $  9.73
                                                   ============================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      15.56%          28.91%           3.57% 3        40.46%         14.76%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $   60,391        $ 56,502        $ 41,426      $   36,585        $16,990
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $   60,427        $ 57,639        $ 38,243      $   23,133        $14,554
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                            (0.96)%         (1.19)%         (0.34)%         (0.51)%         0.98%
Total expenses                                           2.04% 5,6       2.06% 5,6       2.18% 5         2.22% 5,6      2.11% 5
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    81%            108%            134%             60%            25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 3.50%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  29 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C  YEAR ENDED JUNE 30,                          2005           2004           2003           2002             2001
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 16.47      $   13.51        $ 13.11      $    9.74        $    8.66
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.16) 1        (.20) 1         .09            .15              .13
Net realized and unrealized gain                      2.71           4.27 1          .38           3.63             1.12
                                                   ------------------------------------------------------------------------
Total from investment operations                      2.55           4.07            .47           3.78             1.25
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.30)          (.66)          (.07)          (.41)            (.17)
Distributions from net realized gain                  (.95)          (.45)            --             --               --
                                                   ------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.25)         (1.11)          (.07)          (.41)            (.17)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 17.77      $   16.47        $ 13.51      $   13.11        $    9.74
                                                   ========================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   15.64%         28.90%          3.63% 3       40.46%           14.71%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $57,431      $  47,810        $25,899      $  17,526        $   8,344
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $55,077      $  44,168        $21,672      $  11,090        $   6,714
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                         (0.91)%        (1.11)%        (0.26)%        (0.38)%           1.01%
Total expenses                                        1.99% 5        1.99% 5,6      2.13% 5        2.22% 5,6        2.11% 5
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 81%           108%           134%            60%              25%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 3.56%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  30 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS N  YEAR ENDED JUNE 30,                           2005             2004             2003             2002             2001 1
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  16.69       $    13.68       $    13.31      $      9.89       $     9.11
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           (.09) 2          (.13) 2           .01              .47             (.06)
Net realized and unrealized gain                       2.75             4.33 2            .53             3.40              .84
                                                   ------------------------------------------------------------------------------
Total from investment operations                       2.66             4.20              .54             3.87              .78
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.37)            (.74)            (.17)            (.45)              --
Distributions from net realized gain                   (.95)            (.45)              --               --               --
                                                   ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (1.32)           (1.19)            (.17)            (.45)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  18.03       $    16.69       $    13.68      $     13.31       $     9.89
                                                   ==============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    16.11%           29.40%            4.17% 4         40.97%            8.56%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $  5,893       $    3,781       $    1,419      $       130       $        1
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $  4,816       $    2,857       $      775      $        34       $        1
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                          (0.51)%          (0.71)%           0.13%            1.87%           (2.09)%
Total expenses                                         1.57%            1.62%            1.80%            1.69%            1.11%
Expenses after payments and waivers and
reduction to custodian expenses                         N/A 6,7          N/A 6,7         1.69%             N/A 6,7          N/A 6
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  81%             108%             134%              60%              25%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 4.10%.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  31 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager


                  32 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments


                  33 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
       UNDISTRIBUTED   UNDISTRIBUTED             ACCUMULATED   OTHER INVESTMENTS
       NET INVESTMENT      LONG-TERM                    LOSS  FOR FEDERAL INCOME
       INCOME                   GAIN    CARRYFORWARD 1,2,3,4        TAX PURPOSES
       -------------------------------------------------------------------------
       $7,458,422        $12,925,308                $151,789         $41,704,612

1. The Fund had $27,086 of post-October foreign currency losses which were deferred.

2. The Fund had $124,703 of straddle losses which were deferred.

3. During the fiscal year ended June 30, 2005, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended June 30, 2004, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for June 30, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                      REDUCTION TO                  REDUCTION TO
                                       ACCUMULATED               ACCUMULATED NET
       INCREASE TO                  NET INVESTMENT                 REALIZED GAIN
       PAID-IN CAPITAL                        LOSS              ON INVESTMENTS 5
       -------------------------------------------------------------------------
       $4,321,434                       $8,599,080                   $12,920,514

5. $4,321,434, including $2,740,218 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 was as follows:

                                        YEAR ENDED                    YEAR ENDED
                                     JUNE 30, 2005                 JUNE 30, 2004
       -------------------------------------------------------------------------
       Distributions paid from:
       Ordinary income             $    24,979,591                $   11,488,341
       Long-term capital gain              886,686                     7,160,803
                                   ---------------------------------------------
       Total                       $    25,866,277                $   18,649,144
                                   =============================================


                  34 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                  Federal tax cost of securities         $  321,747,713
                  Federal tax cost of other investments      (3,808,780)
                                                         ---------------
                  Total federal tax cost                 $  317,938,933
                                                         ===============

                  Gross unrealized appreciation          $   56,624,767
                  Gross unrealized depreciation             (14,920,155)
                                                         ---------------
                  Net unrealized appreciation            $   41,704,612
                                                         ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 2005, the Fund's projected benefit obligations were increased by $7,150 and payments of $2,858 were made to retired trustees, resulting in an accumulated liability of $23,220 as of June 30, 2005.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                  35 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED JUNE 30, 2005          YEAR ENDED JUNE 30, 2004
                                  SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS A
Sold                           5,261,288    $  96,630,330        9,143,688    $ 167,740,128
Dividends and/or
distributions reinvested         803,611       14,424,824          496,368        9,778,451
Redeemed                      (5,562,151)    (101,271,234) 1    (6,913,367)    (122,695,714)
                              --------------------------------------------------------------
Net increase                     502,748    $   9,783,920        2,726,689    $  54,822,865
                              ==============================================================

--------------------------------------------------------------------------------------------
CLASS B
Sold                             983,623    $  17,391,372        1,951,802    $  35,619,578
Dividends and/or
distributions reinvested         197,750        3,474,438          154,954        2,990,617
Redeemed                      (1,216,673)     (21,490,189) 1    (1,746,193)     (31,062,583)
                              --------------------------------------------------------------
Net increase (decrease)          (35,300)   $    (624,379)         360,563    $   7,547,612
                              ==============================================================

--------------------------------------------------------------------------------------------
CLASS C
Sold                           1,086,012    $  19,368,257        2,881,536    $  51,615,696
Dividends and/or
distributions reinvested         172,551        3,024,864           99,688        1,922,988
Redeemed                        (928,550)     (16,452,604) 1    (1,996,342)     (36,421,277)
                              --------------------------------------------------------------
Net increase                     330,013    $   5,940,517          984,882    $  17,117,407
                              ==============================================================


                  36 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                 YEAR ENDED JUNE 30, 2005          YEAR ENDED JUNE 30, 2004
                                  SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------
CLASS N
Sold                             296,105    $   5,351,698          232,615      $ 4,367,770
Dividends and/or
distributions reinvested          14,862          263,812            9,048          176,533
Redeemed                        (210,635)      (3,886,650) 1      (118,946)      (2,151,806)
                              --------------------------------------------------------------
Net increase                     100,332    $   1,728,860          122,717      $ 2,392,497
                              ==============================================================

1. Net of redemption fees of $7,766, $2,019, $1,840 and $161 for Class A, Class B, Class C and Class N, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2005, were $298,194,182 and $282,998,187, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 30, 2005, the Fund paid $757,228 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares


                  37 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2005 for Class B, Class C and Class N shares were $1,538,209, $814,513 and $62,114, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                      CLASS A        CLASS B        CLASS C        CLASS N
                      CLASS A      CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                    FRONT-END        DEFERRED       DEFERRED       DEFERRED       DEFERRED
                SALES CHARGES   SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                  RETAINED BY     RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED        DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
------------------------------------------------------------------------------------------
June 30, 2005        $151,359          $4,458       $145,854        $22,342        $12,632
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended June 30, 2005, OFS waived $4, $1 and $12 for Class A, Class B and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and


                  38 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of June 30, 2005, the Fund had outstanding foreign currency contracts as follows:

                                                   CONTRACT      VALUATION
                                      EXPIRATION     AMOUNT          AS OF      UNREALIZED    UNREALIZED
CONTRACT DESCRIPTION                       DATES     (000s)  JUNE 30, 2005    APPRECIATION  DEPRECIATION
--------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Canadian Dollar [CAD]              7/1/05-7/5/05     548CAD       $446,994        $  2,928         $  --

CONTRACTS TO SELL
Hong Kong Dollar [HKD]                    7/5/05   5,052HKD        650,076              --            12
                                                                                  ----------------------
Total unrealized appreciation and
depreciation                                                                      $  2,928         $  12
                                                                                  ======================

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                  39 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY Continued

Written option activity for the year ended June 30, 2005 was as follows:

                                          CALL OPTIONS                   PUT OPTIONS
                              -------------------------     -------------------------
                              NUMBER OF      AMOUNT OF      NUMBER OF      AMOUNT OF
                              CONTRACTS       PREMIUMS      CONTRACTS       PREMIUMS
-------------------------------------------------------------------------------------
Options outstanding as of
June 30, 2004                    17,400    $ 1,556,267         16,000    $ 1,204,544
Options written                  47,652      5,194,642         65,000      6,328,554
Options closed or expired       (35,991)    (3,653,773)       (47,880)    (4,219,804)
Options exercised                (7,609)      (698,504)       (20,773)    (2,109,142)
                                -----------------------------------------------------
Options outstanding as of
June 30, 2005                    21,452    $ 2,398,632         12,347    $ 1,204,152
                                =====================================================

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  40 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GOLD & SPECIAL MINERALS
FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund, including the statement of investments, as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
August 9, 2005


                  41 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $1.3799, $1.2286, $1.2586 and $1.3281 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 9, 2004, of which $0.0457 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2005 which are not designated as capital gain distributions should be multiplied by 10.90% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2005 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $3,800,638 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $144,154 of foreign income taxes paid by the Fund during the fiscal year ended June 30, 2005. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  42 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  43 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's advisory agreement for the current year, the Board evaluated the nature and extent of the services provided by the Manager and its affiliates. The Manager provides the Fund with office space, facilities and equipment; administrative, accounting, clerical, legal and compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board noted that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors or trustees of the Fund and other funds advised by the Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board was aware that there are alternatives to retaining the Manager.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Shanquan Li and the Manager's Global investment team and analysts. Mr. Li has been primarily responsible for the day-to-day management of the Fund's portfolio since August, 2000. From July, 1997 through August, 2000 Mr. Li was a co-portfolio manager of the Fund. Mr. Li is a Vice President of the Fund and of the Manager, and also serves as an officer and portfolio manager for other Oppenheimer funds. Mr. Li has had over 15 years of experience managing equity investments.


                  44 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

      The Board reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other gold-oriented funds (including both funds advised by the Manager and funds advised by other investment advisers). The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board considered that the Fund's one-year and ten-year performance were better than its peer group average. However its three-year and five-year performance were below its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other gold-oriented funds and other funds with comparable assets levels and distribution features. The Board considered that the Fund's management fees and its total expenses are both lower than its peer group average. In addition, the Board evaluated the comparability of the fees charged and the services provided to the Fund to the fees charged and services provided to other types of entities advised by the Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Manager and its affiliates and the Manager's profitability. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board considered that the Fund has recently experienced significant asset growth but that, based on current asset levels, the Fund is not yet approaching its last management fee breakpoint.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the


                  45 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the investment advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                  46 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE      TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE; NUMBER OF PORTFOLIOS IN FUND
                                  COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE AND INTERESTED TRUSTEE IN THE CHARTS BELOW IS
TRUSTEES                          6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN
                                  INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,               Director of American Commercial Lines (barge company) (since January 2005);
Chairman of the Board             Attorney at Hogan & Hartson (law firm) (since June 1993); Director of
of Trustees (since 2003);         Danielson Holding Corp. (waste-to-energy company) (since 2002); Director of
Trustee (since 1993)              Weyer-haeuser Corp. (1999-April 2004); Director of Caterpillar, Inc.
Age: 74                           (1993-December 2002); Director of ConAgra Foods (1993-2001); Director of
                                  Texas Instruments (1993-2001); Director of FMC Corporation (1993-2001).
                                  Oversees 25 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research
Trustee (since 2005)              foundation) (since 2005); Director of ICI Education Foundation (education)
Age: 64                           (since October 1991); President of the Investment Company Institute (trade association) (1991-2004); Director of ICI Mutual Insurance Company
                                  (insurance) (1991-2004). Oversees 12 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A trustee or director of other Oppenheimer funds. Oversees 35 portfolios in
Trustee (since 1993)              the OppenheimerFunds complex.
Age: 71

PHILLIP A. GRIFFITHS,             Director of GSI Lumonics Inc. (precision medical equipment supplier) (since
Trustee (since 1999)              2001); Trustee of Woodward Academy (since 1983); Senior Advisor of The
Age: 66                           Andrew W. Mellon Foundation (since 2001); Member of the National Academy of
                                  Sciences (since 1979); Member of the American Philosophical Society (since
                                  1996); Council on Foreign Relations (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York
                                  Corporation (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)              1998); and Senior Vice President and General Auditor of American Express
Age: 62                           Company (financial services company) (July 1998-February 2003). Oversees 25 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Director Columbia Equity Financial Corp. (privately-held financial adviser)
Trustee (since 2002)              (since 2002); Managing Director of Carmona Motley, Inc. (privately-held
Age: 53                           financial adviser) (since January 2002); Managing Director of Carmona Motley
                                  Hoffman Inc. (privately-held financial adviser) (January 1998-December
                                  2001). Oversees 25 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,               Director of Dominion Resources, Inc. (electric utility holding company)
Trustee (since 1985)              (since February 1972); Former Director of Prime Retail, Inc. (real estate
Age: 78                           investment trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumbermens Mutual Casualty Company, American Motorists
                                  Insurance Company and American Manufacturers Mutual Insurance Company;
                                  Former President and Chief Executive Officer of The Conference Board, Inc.
                                  (international economic and business research). Oversees 25 portfolios in the OppenheimerFunds complex.


                  47 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

RUSSELL S. REYNOLDS, JR.,         Chairman of The Directorship Search Group, Inc. (corporate governance
Trustee (since 1989)              consulting and executive recruiting) (since 1993); Life Trustee of
Age: 73                           International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich. Oversees 25 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER,
AND OFFICER                       225 LIBERTY STREET, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN
                                  INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and
President and Trustee             President (since September 2000) of the Manager; President and Director or
(since 2001)                      Trustee of other Oppenheimer funds; President and Director of Oppenheimer
Age: 55                           Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
                                  Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
                                  Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                                  (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                  Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                  (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                  Management, Inc., Centennial Asset Management Corporation, Trinity
                                  Investment Management Corporation and Tremont Capital Management, Inc.
                                  (since November 2001), HarbourView Asset Management Corporation and OFI
                                  Private Investments, Inc. (since July 2001); President (since November 1,
                                  2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                  Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                  Company (OAC's parent company) (since February 1997); Director of DLB
                                  Acquisition Corporation (holding company parent of Babson Capital
                                  Management LLC) (since June 1995); Member of the Investment Company
                                  Institute's Board of Governors (since October 3, 2003); Chief Operating
                                  Officer of the Manager (September 2000-June 2001); President and Trustee of
                                  MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance
                                  Company (September 1999-August 2000); President, Chief Executive Officer
                                  and Director of MML Bay State Life Insurance Company (September 1999-
                                  August 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                  (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998).
                                  Oversees 67 portfolios as a trustee or director and 20 additional portfolios as officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------------------------------------
OFFICERS                          THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS.
                                  LI AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY
                                  10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL,
                                  CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER
                                  EARLIER RESIGNATION, DEATH OR REMOVAL.

SHANQUAN LI,                      Vice President of the Manager since November 1998; an officer of 1
Vice President and Portfolio      portfolio in the OppenheimerFunds complex. Formerly Assistant Vice
Manager (since 1997)              President of the Manager (January 1997 - November 1998).
Age: 49


                  48 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer, Principal Financial    Treasurer of the following: HarbourView Asset Management Corporation,
and Accounting Officer            Shareholder Financial Services, Inc., Shareholder Services, Inc.,
(since 2003)                      Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Age: 45                           Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since
                                  March 2000), OppenheimerFunds International Ltd. (since May 2000),
                                  OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management,
                                  Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003);
                                  Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation
                                  (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                                  2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                  Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 87 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2001)            March 2002) of the Manager; General Counsel and Director of the
Age: 56                           Distributor (since December 2001); General Counsel of Centennial Asset
                                  Management Corporation (since December 2001); Senior Vice President and
                                  General Counsel of HarbourView Asset Management Corporation (since
                                  December 2001); Secretary and General Counsel of OAC (since November
                                  2001); Assistant Secretary (since September 1997) and Director (since
                                  November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds
                                  plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc.
                                  (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                  (since November 2001); Senior Vice President, General Counsel and Director
                                  of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
                                  (since December 2001); Senior Vice President, General Counsel and Director
                                  of OFI Private Investments, Inc. and OFI Trust Company (since November
                                  2001); Vice President of OppenheimerFunds Legacy Program (since June
                                  2003); Senior Vice President and General Counsel of OFI Institutional
                                  Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                  (Asia) Limited (since December 2003); Senior Vice President (May
                                  1985-December 2003), Acting General Counsel (November 2001-February 2002)
                                  and Associate General Counsel (May 1981-October 2001) of the Manager;
                                  Assistant Secretary of the following: Shareholder Services, Inc. (May
                                  1985-November 2001), Shareholder Financial Services, Inc. (November
                                  1989-November 2001), and OppenheimerFunds International Ltd. (September
                                  1997-November 2001). An officer of 87 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and                March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Chief Compliance Officer          Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                      (since June 1983). Former Vice President and Director of Internal Audit of
Age: 54                           the Manager (1997-February 2004). An officer of 87 portfolios in the
                                  OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                  49 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $22,000 in fiscal 2005 and $20,000 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $50,000 in fiscal 2005 and $27,733 in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and $6,000 in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: The preparation of Forms 5500 and consultations on reporting.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $55,000 in fiscal 2005 and $33,733 in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUNDS' GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

      1. The Funds' Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

      2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

      3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

                  o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

                  o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

                  o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

                  o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

            The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

      4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of June 30, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:   /s/John V. Murphy
         -----------------
         John V. Murphy
         Principal Executive Officer

Date:    August 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/John V. Murphy
         -----------------
         John V. Murphy
         Principal Executive Officer

Date:    August 10, 2005

By:   /s/Brian W. Wixted
         -----------------
         Brian W. Wixted
         Principal Financial Officer

Date:    August 10, 2005